EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of SITI-Sites.com, Inc. (the "Company") on Form 10-K for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Lawrence M. Powers, Chief Executive Officer and Toni Ann Tantillo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                             /s/ Lawrence M. Powers
                             ------------------------
                             Lawrence M. Powers
                             Chief Executive Officer



                              /s/ Toni Ann Tantillo
                             ------------------------
                              Toni Ann Tantillo
                              Chief Financial Officer



June 30, 2003